UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 1, 2003

APPLICA INCORPORATED

(Exact name of Registrant as specified in its charter)

Commission File Number 1-10177

Florida	59-1028301

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

5980 Miami Lakes Drive, Miami Lakes, Florida	33014

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 362-2611

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     99.1 Press Release dated May 1, 2003

Item 9. Regulation FD Disclosure

     In accordance with Securities and Exchange Commission Release No. 33-8216, the following information is being furnished under both Item 9, “Regulation FD Disclosure” and Item 12, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On May 1, 2003, Applica Incorporated issued a press release describing its results of operations for its first quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 12. Results of Operations and Financial Condition.

     See Item 9 above.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 1, 2003	Applica Incorporated

By: /s/ Terry Polistina

Terry Polistina, Senior Vice President and Chief Financial Officer of Applica Incorporated

Exhibit Index

Exhibit No.	Description

99.1	Applica Incorporated Press Release dated May 1, 2003

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